EXHIBIT 21.1

SUBSIDIARIES OF ASC EAST, INC., A MAINE CORPORATION:

      Sunday River Skiway Corporation, a wholly-owned Maine corporation; Sunday River Transportation, Inc., a wholly-owned Maine corporation; Sunday River, Ltd., a wholly-owned Maine corporation;
      Perfect Turn, Inc., a wholly-owned Maine corporation;
      L.B.O. Holding, Inc., a wholly-owned Maine corporation;
      Sugarbush Resort Holdings, a wholly-owned Maine corporation;
      Grand summit Resort Properties, Inc., a wholly-owned Maine corporation; Sugarbush Leasing Company, a wholly-owned Vermont corporation; and S-K-I Ltd., a wholly-owned Delaware corporation.

            SUBSIDIARY OF L.B.O. HOLDING, INC.:
            Cranmore, Inc., a wholly-owned Maine corporation.

            SUBSIDIARIES OF SUGARBUSH RESORT HOLDINGS:
            Sugarbush Restaurants, Inc., a wholly-owned Vermont corporation; Club Sugarbush, a wholly-owned Vermont corporation;
            Mountain Water Company, a wholly-owned Vermont corporation; and Mountain Wastewater Treatment, Inc., a wholly-owned Vermont corporation.

            SUBSIDIARIES OF S-K-I LTD.:
            Killington, Ltd., a wholly-owned Vermont corporation;
            Sugarloaf Mountain Corporation, a wholly-owned Maine corporation; SKI Insurance Company, a wholly-owned Vermont corporation;
            Mount Snow, Ltd., a wholly-owned Vermont corporation;
            Pico Ski Area Management Company, a wholly-owned Vermont corporation;
            Waterville Valley Ski Area, Ltd., a wholly-owned New Hampshire corporation;
            Killington West, Ltd., a wholly-owned California corporation; and Resorts Software Services, Inc., a wholly-owned Vermont corporation.

                  SUBSIDIARIES OF KILLINGTON, LTD.:
                  Killington Restaurants, Inc., a wholly-owned Vermont corporation; and
                  Resort Technologies, Inc., a wholly-owned Vermont corporation.

                  SUBSIDIARIES OF SUGARLOAF MOUNTAIN CORPORATION:
                  Mountainside, a wholly-owned Maine corporation; and Sugartech, a wholly-owned Maine corporation.

                  SUBSIDIARIES OF MOUNT SNOW, LTD.:
                  Dover Restaurants, Inc., a wholly-owned Vermont corporation;
                  and
                  Deerfield Operating Company, a wholly-owned Vermont corporation.


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